SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                        CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         APRIL 25, 1997


                    JACKSONVILLE BANCORP, INC.


             TEXAS             0  - 28070             75-2632781
             -----             ----------             ----------
(State of Incorporation)  (Commission File No.)        (IRS No)


     COMMERCE AND NECHES STREET      JACKSONVILLE, TEXAS         75766
     ---------------------------------------------------         -----
(Address of Principal Executive Offices)                       (Zip Code)


                           (903) 586-9861
                           --------------
(Registrant's Telephone Number, Including Area Code)


                          NOT APPLICABLE
                          --------------
(Former Name or Former Address, If Changed Since Last Report)

Item 5. OTHER EVENTS

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

            (99) Press Release, dated April 25, 1997



                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date: APRIL 25, 1997               By: /S/ BILL W. TAYLOR
                                       ------------------
                                       Bill W. Taylor
                                       Exec. Vice President
                                       Chief Financial Officer